SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT made as of July 21, 1992, by and between

THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the

State of Delaware (hereinafter referred to as the "Corporation"),

and ROBERT L. JAMES (hereinafter referred to as "Executive"):

                       W I T N E S S E T H

WHEREAS, the Corporation and Executive are parties to an

Executive Severance Agreement made as of July 21, 1987

(hereinafter referred to as the "Agreement"); and

WHEREAS, the Corporation and Executive desire to amend the

Employment Agreement;


NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

     1.   Section 6.01 of the Agreement is hereby amended

          effective July 21, 1992, so as to delete "five" and to

          substitute therefor "ten".

     2.   Except as hereinabove amended, the Agreement shall

          continue in full force and effect.


     3.   This Supplemental Agreement shall be governed by the

           laws of the State of New York.


                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

                    By   C. KENT KROEBER


                    __________________________________
                         Robert L. James
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